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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 19, 1999
                                                          --------------



                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



   Delaware                         1-11804                      34-1730488
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                  One Geon Center, Avon Lake, Ohio       44012
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           (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code     440-930-1001
                                                         ----------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events
---------------------

The Geon Company announced that stockholders today approved previously announced agreements with the OxyChem division of The Occidental Petroleum Corporation authorizing formation of a joint venture of the two companies' polyvinyl chloride (PVC) resin businesses and other related transactions.


Item 7(c).   Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of April 19, 1999 announcing stockholder approval of previously announced agreements with the OxyChem division of The Occidental Petroleum Corporation.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       THE GEON COMPANY




                                                       By  \s\ Gregory L. Rutman
                                                          ----------------------
                                                       Secretary



Dated April 20, 1999